                                                               Exhibit (g)(1)(i)

(ING FUNDS LOGO)

December 28, 2004

Ms. Mary Jean Milner
Vice President
The Bank of New York
One Wall Street, 25th Floor
New York, NY 10286

Dear Ms. Milner:

     Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING MidCap Value Choice Fund and ING SmallCap Value Choice Fund, two newly established series of ING Equity Trust, and ING International Value Choice Fund, a newly established series of ING Mutual Funds (the "Funds"), to be included on the AMENDED EXHIBIT A to the Agreements as shown, effective February 1, 2005.

     Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below.

     If you have any questions, please contact me at (480) 477-2118.

                                        Sincerely,


                                        /s/ Michael J. Roland
                                        ----------------------------------------
                                        Michael J. Roland
                                        Executive Vice President and
                                        Chief Financial Officer

ACCEPTED AND AGREED TO:
The Bank of New York


By: /s/ EDWARD G. McGANN
    ---------------------------------
Name: EDWARD G. McGANN
Title: MANAGING DIRECTOR
       Duly Authorized

337 E. Doubletree Ranch Rd.        Tel: 480-477-3000        ING Investments, LLC
Scottsdale, AZ 85258-2034          Fax: 480-477-2700
                                   www.ingfunds.com

                               AMENDED EXHIBIT A

FUND                                                            EFFECTIVE DATE
----                                                          ------------------
ING CORPORATE LEADERS TRUST FUND
   ING Corporate Leaders Trust - Series A                        May 17, 2004
   ING Corporate Leaders Trust - Series B                        May 17, 2004

ING EQUITY TRUST
   ING Convertible Fund                                          June 9, 2003
   ING Disciplined LargeCap Fund                                 June 9, 2003
   ING Equity and Bond Fund                                      June 9, 2003
   ING Financial Services Fund                                   June 9, 2003
   ING LargeCap Growth Fund                                      June 9, 2003
   ING LargeCap Value Fund                                     February 1, 2004
   ING MidCap Opportunities Fund                                 June 9, 2003
   ING MidCap Value Choice Fund                                February 1, 2005
   ING MidCap Value Fund                                         June 9, 2003
   ING Principal Protection Fund                                 June 2, 2003
   ING Principal Protection Fund II                              June 2, 2003
   ING Principal Protection Fund III                             June 2, 2003
   ING Principal Protection Fund IV                              June 2, 2003
   ING Principal Protection Fund V                               June 2, 2003
   ING Principal Protection Fund VI                              June 2, 2003
   ING Principal Protection Fund VII                              May 1, 2003
   ING Principal Protection Fund VIII                          October 1, 2003
   ING Principal Protection Fund IX                            February 2, 2004
   ING Principal Protection Fund X                                May 3, 2004
   ING Principal Protection Fund XI                             August 16, 2004
   ING Principal Protection Fund XII                           November 15, 2004
   ING Principal Protection Fund XIII                          February 14, 2005
   ING Principal Protection Fund XIV                            April 25, 2005
   ING Real Estate Fund                                          June 9, 2003
   ING SmallCap Opportunities Fund                               June 9, 2003
   ING SmallCap Value Choice Fund                              February 1, 2005
   ING SmallCap Value Fund                                       June 9, 2003

ING FUNDS TRUST
   ING Classic Money Market Fund                                 April 7, 2003
   ING GNMA Income Fund                                          April 7, 2003
   ING High Yield Bond Fund                                      April 7, 2003
   ING Intermediate Bond Fund                                    April 7, 2003
   ING Lexington Money Market Trust                              April 7, 2003
   ING Money Market Fund                                         April 7, 2003
   ING National Tax-Exempt Bond Fund                             April 7, 2003

ING GET FUND
   ING GET Fund-Series G                                         July 14, 2003
   ING GET Fund-Series H                                         July 14, 2003
   ING GET Fund-Series I                                         July 14, 2003
   ING GET Fund-Series J                                         July 14, 2003
   ING GET Fund-Series K                                         July 14, 2003
   ING GET Fund-Series L                                         July 14, 2003
   ING GET Fund-Series M                                         July 14, 2003
   ING GET Fund-Series N                                         July 14, 2003
   ING GET Fund-Series P                                         July 14, 2003
   ING GET Fund-Series Q                                         July 14, 2003
   ING GET Fund-Series R                                         July 14, 2003
   ING GET Fund-Series S                                         July 14, 2003
   ING GET Fund-Series T                                         July 14, 2003
   ING GET Fund-Series U                                         July 14, 2003
   ING GET Fund-Series V                                         March 13, 2003

ING INVESTMENT FUNDS, INC.
   ING MagnaCap Fund                                              June 9, 2003

ING INVESTORS TRUST
   ING AIM Mid Cap Growth Portfolio                              January 6, 2003
   ING Alliance Mid Cap Growth Portfolio                         January 6, 2003
   ING American Funds Growth Portfolio                         September 2, 2003
   ING American Funds Growth-Income Portfolio                  September 2, 2003
   ING American Funds International Portfolio                  September 2, 2003
   ING Capital Guardian Large Cap Value Portfolio               January 13, 2003
   ING Capital Guardian Managed Global Portfolio                January 13, 2003
   ING Capital Guardian Small Cap Portfolio                     January 13, 2003
   ING Developing World Portfolio                               January 13, 2003
   ING Eagle Asset Capital Appreciation Portfolio                January 6, 2003
   ING Evergreen Health Sciences Portfolio                         May 3, 2004
   ING Evergreen Omega Portfolio                                   May 3, 2004
   ING FMR(SM) Diversified Mid Cap Portfolio                     January 6, 2003
   ING Goldman Sachs Tollkeeper(SM) Portfolio                    January 6, 2003
   ING Hard Assets Portfolio                                    January 13, 2003
   ING International Portfolio                                  January 13, 2003
   ING Janus Special Equity Portfolio                           January 13, 2003
   ING Jennison Equity Opportunities Portfolio                   January 6, 2003
   ING JPMorgan Small Cap Equity Portfolio                      January 13, 2003
   ING Julius Baer Foreign Portfolio                            January 13, 2003
   ING Legg Mason Value Portfolio                               January 13, 2003
   ING LifeStyle Aggressive Growth Portfolio                       May 1, 2004
   ING LifeStyle Growth Portfolio                                  May 1, 2004
   ING LifeStyle Moderate Growth Portfolio                         May 1, 2004
   ING LifeStyle Moderate Portfolio                                May 1, 2004

ING INVESTORS TRUST (CONT.)
   ING Limited Maturity Bond Portfolio                           January 6, 2003
   ING Liquid Assets Portfolio                                   January 6, 2003
   ING Marsico Growth Portfolio                                 January 13, 2003
   ING Mercury Focus Value Portfolio                             January 6, 2003
   ING Mercury Large Cap Growth Portfolio                        January 6, 2003
   ING MFS Mid Cap Growth Portfolio                             January 13, 2003
   ING MFS Total Return Portfolio                               January 13, 2003
   ING Oppenheimer Main Street Portfolio(R)                     January 13, 2003
   ING PIMCO Core Bond Portfolio                                January 13, 2003
   ING PIMCO High Yield Portfolio                               November 5, 2003
   ING Salomon Brothers All Cap Portfolio                        January 6, 2003
   ING Salomon Brothers Investors Portfolio                      January 6, 2003
   ING Stock Index Portfolio                                    November 5, 2003
   ING T. Rowe Price Capital Appreciation Portfolio             January 13, 2003
   ING T. Rowe Price Equity Income Portfolio                    January 13, 2003
   ING UBS U.S. Balanced Portfolio                               January 6, 2003
   ING Van Kampen Equity Growth Portfolio                       January 13, 2003
   ING Van Kampen Global Franchise Portfolio                    January 13, 2003
   ING Van Kampen Growth and Income Portfolio                   January 13, 2003
   ING Van Kampen Real Estate Portfolio                         January 13, 2003

ING MAYFLOWER TRUST
   ING International Value Fund                                 November 3, 2003

ING MUTUAL FUNDS
   ING Emerging Countries Fund                                  November 3, 2003
   ING Foreign Fund                                               July 1, 2003
   ING Global Equity Dividend Fund                              September 2, 2003
   ING Global Real Estate Fund                                  November 3, 2003
   ING International Fund                                       November 3, 2003
   ING International SmallCap Growth Fund                       November 3, 2003
   ING International Value Choice Fund                          February 1, 2005
   ING Precious Metals Fund                                     November 3, 2003
   ING Russia Fund                                              November 3, 2003
   ING Worldwide Growth Fund                                    November 3, 2003

ING PARTNERS, INC.
   ING Aeltus Enhanced Index Portfolio                          January 10, 2005
   ING American Century Select Portfolio                        January 10, 2005
   ING American Century Small Cap Value Portfolio               January 10, 2005
   ING Baron Small Cap Growth Portfolio                         January 10, 2005
   ING Fidelity(R) VIP Contrafund(R) Portfolio                  November 15, 2004
   ING Fidelity(R) VIP Equity Income Portfolio                  November 15, 2004
   ING Fidelity(R) VIP Growth Portfolio                         November 15, 2004
   ING Fidelity(R) VIP Mid Cap Portfolio                        November 15, 2004

ING PARTNERS, INC. (CONT.)
   ING Goldman Sachs(R) Capital Growth Portfolio                January 10, 2005
   ING Goldman Sachs(R) Core Equity Portfolio                   January 10, 2005
   ING JPMorgan Fleming International Portfolio                 January 10, 2005
   ING JPMorgan Mid Cap Value Portfolio                         January 10, 2005
   ING MFS Capital Opportunities Portfolio                      January 10, 2005
   ING OpCap Balanced Value Portfolio                           January 10, 2005
   ING Oppenheimer Global Portfolio                             January 10, 2005
   ING Oppenheimer Strategic Income Portfolio                   January 10, 2005
   ING PIMCO Total Return Portfolio                             January 10, 2005
   ING Salomon Brothers Aggressive Growth Portfolio             January 10, 2005
   ING Salomon Brothers Fundamental Value Portfolio             January 10, 2005
   ING Salomon Brothers Investors Value Portfolio               January 10, 2005
   ING Salomon Brothers Large Cap Growth Portfolio              January 10, 2005
   ING T. Rowe Price Diversified Mid Cap Growth Portfolio       January 10, 2005
   ING T. Rowe Price Growth Equity Portfolio                    January 10, 2005
   ING UBS U.S. Large Cap Equity Portfolio                      January 10, 2005
   ING Van Kampen Comstock Portfolio                            January 10, 2005
   ING Van Kampen Equity and Income Portfolio                   January 10, 2005

ING SERIES FUND, INC.
   Brokerage Cash Reserves                                        June 2, 2003
   ING Aeltus Money Market Fund                                   June 2, 2003
   ING Balanced Fund                                              June 2, 2003
   ING Classic Principal Protection Fund II                       June 2, 2003
   ING Classic Principal Protection Fund III                      June 2, 2003
   ING Classic Principal Protection Fund IV                       June 2, 2003
   ING Equity Income Fund                                         June 9, 2003
   ING Global Science and Technology Fund                         June 2, 2003
   ING Government Fund                                            June 2, 2003
   ING Growth Fund                                                June 9, 2003
   ING Index Plus LargeCap Fund                                   June 9, 2003
   ING Index Plus MidCap Fund                                     June 9, 2003
   ING Index Plus Protection Fund                                 June 2, 2003
   ING Index Plus SmallCap Fund                                   June 9, 2003
   ING International Growth Fund                                November 3, 2003
   ING Small Company Fund                                         June 9, 2003
   ING Strategic Allocation Balanced Fund                         June 2, 2003
   ING Strategic Allocation Growth Fund                           June 2, 2003
   ING Strategic Allocation Income Fund                           June 2, 2003
   ING Value Opportunity Fund                                     June 9, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
   ING VP Strategic Allocation Balanced Portfolio                 July 7, 2003
   ING VP Strategic Allocation Growth Portfolio                   July 7, 2003
   ING VP Strategic Allocation Income Portfolio                   July 7, 2003

ING VARIABLE FUNDS
   ING VP Growth and Income Portfolio                             July 7, 2003

ING VARIABLE INSURANCE TRUST
   ING GET U.S. Core Portfolio - Series 1                        June 13, 2003
   ING GET U.S. Core Portfolio - Series 2                      September 12, 2003
   ING GET U.S. Core Portfolio - Series 3                      December 12, 2003
   ING GET U.S. Core Portfolio - Series 4                        March 12, 2004
   ING GET U.S. Core Portfolio - Series 5                         June 11, 2004
   ING GET U.S. Core Portfolio - Series 6                      September 10, 2004
   ING GET U.S. Core Portfolio - Series 7                      December 10, 2004
   ING GET U.S. Core Portfolio - Series 8                         March 9,2005
   ING GET U.S. Core Portfolio - Series 9                          June 8,2005
   ING GET U.S. Opportunity Portfolio - Series 1                       TBD
   ING GET U.S. Opportunity Portfolio - Series 2                       TBD
   ING VP Worldwide Growth Portfolio                            November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
   ING VP Global Science and Technology Portfolio                 July 7, 2003
   ING VP Growth Portfolio                                        July 7, 2003
   ING VP Index Plus LargeCap Portfolio                           July 7, 2003
   ING VP Index Plus MidCap Portfolio                             July 7, 2003
   ING VP Index Plus SmallCap Portfolio                           July 7, 2003
   ING VP International Equity Portfolio                        November 3, 2003
   ING VP Small Company Portfolio                                 July 7, 2003
   ING VP Value Opportunity Portfolio                             July 7, 2003

ING VARIABLE PRODUCTS TRUST
   ING VP Convertible Portfolio                                  October 6, 2003
   ING VP Disciplined LargeCap Portfolio                         October 6, 2003
   ING VP Financial Services Portfolio                             May 1, 2004
   ING VP High Yield Bond Portfolio                              October 6, 2003
   ING VP International Value Portfolio                         November 3, 2003
   ING VP LargeCap Growth Portfolio                              October 6, 2003
   ING VP MagnaCap Portfolio                                     October 6, 2003
   ING VP MidCap Opportunities Portfolio                         October 6, 2003
   ING VP Real Estate Portfolio                                    May 1, 2004
   ING VP SmallCap Opportunities Portfolio                       October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                   July 7, 2003

ING VP EMERGING MARKETS FUND, INC.                              November 3, 2003

ING VP INTERMEDIATE BOND PORTFOLIO                                July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                     July 7, 2003

ING VP NATURAL RESOURCES TRUST                                   October 6, 2003

USLICO SERIES FUND
   The Asset Allocation Portfolio                                October 6, 2003
   The Bond Portfolio                                            October 6, 2003
   The Money Market Portfolio                                    October 6, 2003
   The Stock Portfolio                                           October 6, 2003